UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF EARLIEST REPORTED EVENT - SEPTEMBER 12, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            NEVADA                   001-31338                   98-0336674
            ------                   ---------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)          Identification Number)

                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                    (Address of principal executive offices)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

John Simmonds, Chief Executive Officer of Wireless Age Communications, Inc. (the "Company"), has resigned as the Company's CEO, effective as of September 12, 2005. Mr. Simmonds has served as the Company's Chief Executive Officer since March of 2003. Mr. Simmonds will continue to serve as the Chairman and a member of the Company's Board of Directors.

Mr. Brad Poulos, the Company's President, will now also serve as Chief Executive Officer. Mr. Poulos served as the President of the Company's subsidiary mmwave Technologies Inc., a Canadian corporation ("mmwave") from 1998 to 2005 and became the Company's President and one of its directors upon the Company's acquisition of mmwave in March of 2005.

The Company has previously reported on a Form 8-K filed on March 10, 2005 that Mr. Brad Poulos and other shareholders of mmwave (the "Shareholders") entered into a Share Exchange Agreement (the "Share Exchange Agreement") with the Company (filed as an exhibit to the March 10, 2005 Report on Form 8-K), all of which information is incorporate herein by reference thereto.

In connection with the appointment of Mr. Brad Poulos as President of Wireless Age, the Company entered into an employment agreement with him on March 4, 2005 (the "Brad Poulos Employment Agreement"), which agreement was filed with the Commission as exhibit to the Company's Form 8-K on March 10, 2005, and all of which information is incorporated herein by reference thereto.

Mr. Brad Poulos is the brother of Mr. Glenn Poulos, who founded mmwave in 1991 and served as its president until 1998. In connection with aforementioned sale of mmwave, the Company Mr. Glenn Poulos has resumed the presidency of mmwave. As the Company disclosed in the Form 8-K filed on March 10, 2005, Mr. Glenn Poulos is also a party to the Share Exchange Agreement and an employment agreement (which employment agreement was filed as an exhibit to the Company's Form 8-K on March 10, 2005).

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1 Share Exchange Agreement by and between Wireless Age Communications, Inc., 1588102 Ontario Inc., Bradley John Poulos, Glenn Poulos, Sylvain Lafreniere, Brad Poulos Holdings Inc., Glenn Poulos Holdings Inc., and Sylvain Lafreniere Holdings Inc. dated March 4, 2005, incorporated by reference to Exhibit 99.1 of the Company's Form 8-K filed with the Commission on March 10, 2005.

Exhibit 99.2 Voting and Exchange Agency Agreement by and between Wireless Age Communications, Inc. 1588102 Ontario Inc. and Segal, Talarico, Habib, Molot LLP dated March 4, 2005, incorporated by reference to Exhibit 99.2 of the Company's Form 8-K filed with the Commission on March 10, 2005.

Exhibit 99.3 Support Agreement by and between Wireless Age Communications Inc. 1588102 Ontario Inc., and Segal, Talrico, Habib, Molot LLP dated March 4, 2005, incorporated by reference to Exhibit
                  99.3 of the Company's Form 8-K filed with the Commission on March 10, 2005.

Exhibit 99.4 Employment Agreement between Wireless Age Communications Inc and Bradley John Poulos, dated March 4, 2005, incorporated by reference to Exhibit 99.4 of the Company's Form 8-K filed with the Commission on March 10, 2005.

Exhibit 99.5 Employment Agreement between mmwave Technologies Inc. and Glenn James Poulos, dated March 4, 2005, incorporated by reference to Exhibit 99.5 of the Company's Form 8-K filed with the Commission on March 10, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        WIRELESS AGE COMMUNICATIONS, INC.


Dated: September 15, 2005               By: /s/ Gary Hokkanen
                                           -------------------------------------
                                        Name:   Gary Hokkanen
                                        Title:  Chief Financial Officer


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